UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

Federal-Mogul Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	46-5182047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27300 West 11 Mile Road, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”

On February 29, 2016, Federal-Mogul Holdings Corporation (the “Company”) issued a press release reporting its financial condition for fourth quarter and year ended December 31, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Section 8 – Other Events

Item 8.01 Other Events

On February 29, 2016, the Company announced that it received a proposal from its majority shareholder Icahn Enterprises LP (“IEP”) to purchase the shares of Federal-Mogul common stock not owned by IEP in a merger transaction pursuant to which the Company’s shareholders would receive $7.00 in cash for each of their Company shares, subject to the conditions set forth in a letter to the board of directors. A copy of the press release, including the text of the letter from IEP, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release issued by Federal-Mogul Holdings Corporation dated February 29, 2016.

99.2	Press release issued by Federal-Mogul Holdings Corporation dated February 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Holdings Corporation
(Registrant)
Date: February 29, 2015

/s/ Brett D. Pynnonen
	By:	Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Federal-Mogul Holdings Corporation dated February 29, 2016.

99.2	Press release issued by Federal-Mogul Holdings Corporation dated February 29, 2016.

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